RELATED PARTY BALANCE AND TRANSACTIONS	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
RELATED PARTY BALANCE AND TRANSACTIONS
NOTE 15:-	RELATED PARTY BALANCE AND TRANSACTIONS

For the year ended December 31, 2016, the Company incurred $270 in respect of interest on loans received from its shareholders.

In January 2017, subsequent to the balance sheet date, the Company's shareholders meeting approved that in addition to the directors' fees to be paid to all of the Company's directors commencing as of January 1, 2017, the Company will pay the Investor (see Note 1d) an additional monthly payment of approximately $4.6 (NIS 17,500) for time devoted by the Company's Executive Chairman of  the Board of Directors, which is also a co-owner of the Investor, to such position. As of the first calendar year in which the Company's consolidated audited financial statements will reflect net income (before taxes), such additional payment will be increased to approximately $9 (NIS 35,000).

In addition, the Company's shareholders meeting approved a new engagement letter with  a director of the Company (the "Director"), according to which the Director will be entitled to receive a commission of 2.5% of the net revenues received by the Company with respect to specific transactions introduced to the Company by the Director, subject to a detailed agreement to be entered into by the Director and the Company and the prior approval of any such transactions by the Company and the Audit Committee.

See also Note 9 for transactions with the Company's shareholders.